SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2003

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other	(Commission File	(IRS Employer
Jurisdiction of Incorporation)	Number)	Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 5. Other Events and Required FD Disclosure

     On January 5, 2004, TALX Corporation (the “Company”) issued a press release announcing the Company’s restated results for the fiscal years ended March 31, 1999 through 2003 and the first two quarters of fiscal 2004; the resignation of Executive Vice President Craig N. Cohen; and updated financial guidance for fiscal 2004 (the “Press Release”). Mr. Cohen’s resignation was effective December 31, 2003. A copy of the Press Release is filed with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 12. Results of Operations and Financial Condition

     On January 5, 2004, TALX Corporation (the “Company”) issued a press release announcing the Company’s restated results for the fiscal years ended March 31, 1999 through 2003 and the first two quarters of fiscal 2004, and the resignation of Executive Vice President Craig N. Cohen (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004	TALX CORPORATION

	By:	/s/ L. Keith Graves

L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 5, 2004